UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 27, 2007
Belden CDT Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	001-12561	36-3601505

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7701 Forsyth Boulevard, Suite 800
St. Louis, Missouri 63105

(Address of Principal Executive Offices, including Zip Code)
(314) 854-8000

(Registrant’s telephone number, including area code)
n/a

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

e☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
Signatures
Business Transfer Agreement

Item 1.01. Entry into a Material Definitive Agreement.
On March 27, 2007, certain affiliated companies of Belden CDT Inc. (the “Company”) entered into a Business Transfer Agreement (“Agreement”) for the purchase of certain assets and the assumption of certain liabilities of the Lumberg Automation Components Business (the “Division”) of Lumberg Automation GmbH (“Seller I”), and certain of its affiliates. The Division includes assets pertaining to the manufacture of connectors/harnesses, actuator/sensor boxes and accessories located in Germany, England, France, Singapore and the U.S (the “Assets”).
Seller I will transfer the Division’s German assets (“German Assets”), other than real estate; LuS Lumberg GmbH & Cie KG, a German limited partnership (“Seller II”), will transfer the Division’s German real estate (the “Real Estate”); Lumberg Ltd., a UK company (“Seller III”), will transfer the Division’s U.K. assets (the “UK Assets”); Lumberg S.a.r.l., a French company (“Seller IV”), will transfer the Division’s French assets (the “French Assets”); Lumberg Asia Pacific Pte. Ltd., a Singapore company (“Seller V”), will transfer the Division’s Singapore assets (the “Singapore Assets”); and Lumberg, Inc., a U.S. company incorporated in Virginia (“Seller VI”), will transfer the Division’s U.S. assets (the “U.S. Assets).
Among other things, the Agreement provides that in exchange for a stated cash purchase price to be paid at closing by Belden Deutschland GmbH (a wholly-owned indirect subsidiary of the Company and referred to as “Purchaser”) and Belden-EIW GmbH & Co. KG (a wholly-owned indirect German limited partnership of the Company and referred to as the “Real Estate Purchaser”), Purchaser will acquire the German Assets and the Real Estate Purchaser will acquire the Real Estate. Prior to closing, the Purchaser reserves the right to designate the legal entities that will acquire the U.K. Assets from Seller III, the French Assets from Seller IV, the Singapore Assets from Seller V, and the U.S. Assets from Seller VI. The Agreement also provides that Belden Europe B.V., a wholly-owned indirect Dutch subsidiary of the Company, will guarantee the obligations of Purchaser and Real Estate Purchaser.
The transaction is subject to certain conditions, including review by the German Federal Cartel Office. Ten percent of the purchase price will be placed in escrow as security for the performance of Sellers’ obligations (including certain indemnities) to the Purchaser and Real Estate Purchaser.
The forgoing description of the Agreement is qualified in its entirety by reference to the complete version of the Agreement filed as Exhibit 2.1 and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
2.1	Business Transfer Agreement among Lumberg Automation GmbH, LuS Lumberg GmbH & Cie KG, Lumberg Ltd., Lumberg S.a.r.l., Lumberg Asia Pacific Pte. Ltd., Lumberg, Inc., Belden Deutschland GmbH, Belden-EIW GmbH & Co. KG, and Belden Europe B.V.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BELDEN CDT INC.
Date: April 2, 2007	By:	/s/ Kevin L. Bloomfield
Kevin L. Bloomfield
Vice President, Secretary and General Counsel

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